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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 27, 1998

                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-19442                   06-1118515
(State or other jurisdiction)        (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut                       06854
(Address of principal executive offices)                         (Zip Code)

                                 (203) 852-1442
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

         Registrant has added to its senior management team, including four newly created positions. Dr. Alan Muney was named Executive Vice President, Chief Medical Officer; Allen Sorbo, Vice President of Actuarial and Underwriting Services; Jon Richardson, Special Counsel to the Chief Executive Officer; and John Markus, Vice President, Compliance Officer. In addition, Charles G. Berg was named Executive Vice President of Medical Delivery.

         Dr. Muney, 44, will report to Oxford CEO-elect Norman C. Payson, M.D. and be responsible for medical affairs, quality management and medical management/medical analytics. Prior to joining Oxford, Dr. Muney was Chief Medical Officer and Senior Vice President of Medical Affairs at Avanti Health Systems.

         Mr. Berg, 40, will report to Registrant's President William Sullivan and will oversee network management and provider contracting. Mr. Berg was most recently President of the eastern region of San Diego-based FPA Medical Management Inc., a physician practice management company. Prior to joining FPA, he was a founder and CEO of Health Partners, Inc., a physician network management company that operated in the New York metropolitan market and merged with FPA in 1997.

         Mr. Sorbo, 44, will be responsible for establishing reserves and rate-setting and underwriting policies. Mr. Sorbo is a former Principal at Towers Perrin's Integrated HealthSystems Consulting.

         Mr. Richardson, 54, will report to Dr. Payson and will work with Dr. Payson, together with Jeffery Boyd, the Company's General Counsel, in developing strategic responses for legal issues facing the Company. Most recently, Mr. Richardson served in the same position at HealthSource, Inc.

         Mr. Markus, 46, will be responsible for developing programs to ensure the Company's strict adherence to ethical practices and regulatory standards. Mr. Markus was formerly a health care attorney with Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel. From 1990 to 1996, he served as Executive Vice President of National Health Laboratories, Inc., responsible for compliance and quality assurance.

                                    ********

         Robert M. Smoler, Executive Vice President and Chief Executive Officer of the New York region, and David B. Snow, Jr., Executive Vice President of Medical Delivery Systems and Government Programs, have resigned to pursue other interests.

                                    ********

         The Company's earnings Press Release dated April 27, 1998 is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

         (c) Exhibits

                  99 Press Release dated April 27, 1998


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             OXFORD HEALTH PLANS, INC.

Date: April 27, 1998                         By:  /s/  BRENDAN R. SHANAHAN
                                                  --------------------------
                                                      BRENDAN R. SHANAHAN
                                                 Vice President and Controller


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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX

Exhibit                                                             Page
Number      Description of Document                               Number

 99         Press Release dated April 27, 1998                         5


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